Free Writing Prospectus
Filed Pursuant to Rule 433
Registration Statement No. 333-177923
Dated May 13, 2013

[COMPLETE “WEB ACCESS AGREEMENT” LANGUAGE FROM SCREENSHOT ABOVE]

The Structured Investments Password Protected Index Performance Website

Access Agreement

BEFORE YOU CLICK THE "ACCEPT" BUTTON BELOW, SCROLL DOWN AND CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS THAT GOVERN YOUR ACCESS TO, AND USE OF, THE STRUCTURED INVESTMENTS PASSWORD PROTECTED INDEX PERFORMANCE WEBSITE. THIS ACCESS AGREEMENT MAY BE AMENDED OR SUPPLEMENTED BY JPMORGAN CHASE & CO. OR ITS SUBSIDIARIES FROM TIME TO TIME IN THEIR SOLE DISCRETION. IF YOU, ON BEHALF OF THE INTERMEDIARY YOU REPRESENT, AGREE TO THESE TERMS AND CONDITIONS AND CLICK "ACCEPT" TO ENTER THE STRUCTURED INVESTMENTS PASSWORD PROTECTED INDEX PERFORMANCE WEBSITE. ANY SUCH CLICKING SHALL HAVE THE SAME FORCE AND EFFECT AS YOU MANUALLY SIGNING AND DELIVERING A PAPER COPY OF THE ACCESS AGREEMENT (AND THE TERMS AND CONDITIONS OF ACCESS PAGE OF THE STRUCTURED INVESTMENTS PASSWORD PROTECTED INDEX PERFORMANCE WEBSITE INCORPORATED HEREIN) AS AN AUTHORIZED SIGNATORY OF THE INTERMEDIARY YOU REPRESENT. IF YOU DO NOT CLICK "ACCEPT" YOU WILL NOT BE ABLE TO ENTER THE STRUCTURED INVESTMENTS PASSWORD PROTECTED INDEX PERFORMANCE WEBSITE.

Access Agreement Last Updated: April 17th, 2013

The JPMorgan Index Performance Website (the "Website", or the "Structured Investments Password Protected Index Performance Website") is located at www.jpmorgan.com/si, and constitutes a separate portion of the JPMorgan Chase & Co. Website. The distribution of material on this site may be restricted by the laws and regulations of the country from which you are accessing this site. Where such restrictions exist, this information is not intended for distribution to, or use by, any person or entity in any such jurisdiction. Persons accessing these pages are required to inform themselves about and to observe any such restrictions, and such investors will not be able to purchase the securities described. JPMorgan is the marketing name for JPMorgan Chase & Co. and its subsidiaries (collectively, "JPMorgan") worldwide.

SERVICE

The service (the "Service") provided on the Website allows you ("You") on behalf of the Intermediary (as defined below) to view certain information related to JPMorgan's tradable indices and strategies as well as certain performance data and risk/return statistics. The Service and/or the Website may be enhanced from time to time, including as may be further set forth in the applicable instructions provided to you (such instructions, as amended from time to time, being referred to as a "User's Guide"). Additional terms applicable to the Service may be set forth from time to time in the applicable User's Guide or on the Website. Subject to the terms set forth herein (and in the Terms and Conditions of Access page of the Structured Investments Password Protected Index Performance Website incorporated herein), the Service will be available during the times specified in the applicable User's Guide or on the Website.

JPMORGAN OR ITS SUPPLIERS MAY DISCONTINUE OR MAKE CHANGES TO THE SERVICE OR THE WEBSITE AT ANY TIME. JPMORGAN RESERVES THE RIGHT TO TERMINATE ANY OR ALL WEB TRANSMISSIONS OR THE SERVICE OR ACCESS TO THE WEBSITE WITHOUT PRIOR NOTICE TO YOU.

Notwithstanding the termination of access to the Website or the Service, this Access Agreement and the terms and conditions set forth herein as well as in applicable sections of the Website shall continue to apply in respect of all actions or omissions of the parties occurring at or before such termination.

INSTRUCTIONS

Your use of the Service and Website, including any communications with JPMorgan, instructions, orders or other transactions conducted through the Service or Website or otherwise (collectively, "Instructions") shall be subject to this agreement or any other applicable agreements ("Agreements") you have with a JPMorgan entity covering the Services provided pursuant to this agreement, any procedural guide or risk disclosures or similar documents provided to you by JPMorgan, as well as applicable laws. You acknowledge that you give Instructions to JPMorgan through the Services at your and your firm's risk. You shall be solely responsible for the accurate placement, execution, and monitoring of Instructions conveyed through the Services. JPMorgan shall not be responsible for errors resulting from inaccurate placement of Instructions through the Services.

PASSWORD AGREEMENT; SECURITY; YOUR UNDERTAKINGS

User Codes. JPMorgan may provide you as an individual, in your capacity as a representative of a dealer or registered investment adviser which JPMorgan has agreed to have access to this Website (the "Intermediary"), with identifiers and/or security devices or prescribe security procedures relating to use or access to some or all of the Website and/or Service, which may include any digital certificate(s), unique identifiers, user name(s) and/or password(s) under separate cover which may be required to access or use the Website and/or Service (collectively, "User Code(s)"). You and the Intermediary agree that the Intermediary shall be responsible for all acts or omissions arising under User Codes whether or not actually authorized. If the User Codes are lost or stolen or compromised, if your authorization required for your use of the Service and/or Website is revoked or suspended, or if you reasonably suspect any technical or security failure relating to the Website and/or Service, you shall immediately cease using the Service and/or Website and promptly notify JPMorgan.

Compliance with Applicable Laws. Notwithstanding any research, tools or support JPMorgan may provide to you, you and the Intermediary hereby assume full responsibility for, and shall ensure, compliance with any and all requirements and restrictions of applicable laws and JPMorgan.

Confidentiality. The Service and Website, and all information and data therein (including these terms and conditions and the terms and conditions of any other applicable agreement (collectively, the "Terms")) are the commercially valuable proprietary products and trade secrets of JPMorgan ("Confidential Information") and are regarded and treated by JPMorgan as secret and confidential. You shall take all actions necessary and appropriate to preserve the confidentiality of and prevent the disclosure of the Confidential Information. Except as required by applicable law, you and the Intermediary will hold the Service and Website and such information and data in strict confidence and not disclose them to third parties or use them for any purpose not contemplated by the Terms. You will return or destroy, as required by JPMorgan, Confidential Information in your possession promptly upon termination of the applicable Terms. If we request, you will cause the Intermediary to provide JPMorgan with a certificate, signed by an officer of the Intermediary, certifying that all of the Confidential Information has been returned or destroyed.

WEBSITE

Access to this Website is provided to you as a revocable privilege on the condition of your agreement to the terms and conditions of access set forth in this agreement, including all terms and conditions that may be stated on the Terms and Conditions of Access page of the Structured Investments Password Protected Index Performance Website, which is incorporated in this agreement by reference (this Access Agreement, together with the Terms and Conditions of Access page of the Structured Investments Password Protected Index Performance Website, is referred to as the "Access Agreement"). This Access Agreement is additional to, and does not supersede, any account or other agreements between you and JPMorgan.

Certain sections or pages on the Website, including but not limited to the order submission, amendment or cancellation pages, may contain additional terms and conditions or disclaimers, which are in addition to this Access Agreement. In the event of a conflict, the additional terms and conditions or disclaimers will govern for those sections or pages. In the event any provision of this Access Agreement is held to be unenforceable, the remaining provisions shall be unimpaired and the unenforceable provision shall be replaced by such enforceable provision as comes closest to the intention underlying the unenforceable provision. This Access Agreement is additional to and shall be subject to any other agreements you or the Intermediary has entered into with JPMorgan. In the event of any conflict between such other agreements and this Access Agreement, this Access Agreement will prevail only in respect of the Website and the Service.

Materials and information posted on the Structured Investments Password Protected Website may be printed for your use, provided that you do not remove any copyright or other proprietary notices or legends. Materials and information posted on the Structured Investments Password Protected Website may not be duplicated, copied, re-disseminated or re-distributed to any other person or entity. You agree that the foregoing prohibitions shall survive the termination of this Access Agreement.

The terms and conditions of the Access Agreement are subject to change. You agree that JPMorgan may notify you of any amendments to this agreement by posting the amended terms of the Access Agreement to the Structured Investments Password Protected Website. You are responsible for being familiar with the current version of this Access Agreement posted on the Website during each session.

Any unauthorized use of JPMorgan's websites and systems, including but not limited to unauthorized entry into JPMorgan's system applications contained on this Website ("the system") or any system applications that you may access from this Website by means of communications lines and linkages (each a "network"), misuse of passwords, or misuse of any information posted to this Website, is strictly prohibited. You agree that (i) you will not engage in any activities related to the Website that are contrary to applicable law, regulation or the terms of any agreements you have with JPMorgan and (ii) in circumstances where locations of the Website require identification for access, you will establish commercially reasonable security procedures and controls to limit access to your password or other identifying information to authorized individuals.

You acknowledge that you may not download or copy any information from this Website other than the information expressly intended to be downloadable for the Intermediary in accordance with the terms of this Website, in each case using the provided download function.

You agree to be responsible for all aspects relating to your use of the Website, any network and system, for obtaining, at your cost, all necessary licenses and consents in connection with such use, and for making all payments as may be required to third parties in connection with the use of the Website, any network and system, unless JPMorgan expressly agrees in writing to make such payments on your behalf.

LICENSE

JPMorgan, where applicable, hereby grants to you a non-transferable, non-exclusive, non-assignable license to use, for your internal purposes only, the Website and the Service. You agree not to transfer, sublicense, rent, assign, time-share, lease, convey, copy, translate, convert to another programming language, decompile, disassemble, reverse engineer, modify or change the Website or Service, or any component thereof, for any purpose. You agree not to disclose or distribute to any other party, or allow any other party to inspect, copy or use the Website and the Service. In addition, unless otherwise expressly agreed to in writing, you shall not remove or modify any disclaimer or copyright or trademark notice contained in the Website or the Service or in anything copied or downloaded from the Website and/or Service. The Website and the Service are commercially valuable proprietary products and trade secrets of JPMorgan and shall remain the sole property of JPMorgan and title and full ownership rights in the Website and the Service are reserved to and shall remain with JPMorgan.

Any information you provide to JPMorgan in connection with using the Website may be used to offer to you modifications and enhancements to the Website and to notify you of products and services provided by JPMorgan. Use of the Website may be monitored, tracked, and recorded. Anyone using the Website expressly consents to such monitoring, tracking, and recording. Individuals and organizations should have no expectation of privacy unless local law, regulation, or contract expressly provides otherwise. Anyone using the Website expressly consents to their data being transferred to another jurisdiction which may have no data privacy laws or data privacy laws which are less stringent than the jurisdiction where they are domiciled. JPMorgan owns all right, title and interest in the aggregated transaction data reflecting your interactions using the Website (including, but not limited to, general usage data). JPMorgan may use, distribute, sublicense, and sell data with respect to transactions effected through the Service, as long as JPMorgan does not disclose to others that you were the source of such data or the details of individual transactions effected using the Service.

ERROR CORRECTION

In the event of an error or failure of the Website or the Service, as your and Intermediary's sole and exclusive remedy and in lieu of any other remedy hereunder, JPMorgan may, at JPMorgan's sole option, elect, but is not obligated, to provide an error correction or replacement, but any such error correction or replacement shall be provided under this Access Agreement.

USE OF SIMULATED RETURNS

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the investments linked to any index use simulated analysis and hypothetical circumstance to estimate how it may have performed prior to its actual existence.

The results obtained from "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing any index. JPMorgan provides no assurance or guarantee that the investments linked to any index will operate or would have operated in the past in a manner consistent with this Website. The hypothetical historical levels presented herein have not been verified by an independent third party, and such hypothetical historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this Website.

Copyright (c) 2013. JPMorgan Chase & Co. All rights reserved.

[COMPLETE “TERMS AND CONDITIONS OF ACCESS” LANGUAGE FROM SCREENSHOT ABOVE]

The JPMorgan Structured Investments Password Protected Index Performance Website

Please READ

Terms and Conditions of Access

Date of Publication. Materials posted on the Structured Investments Password Protected Index Performance Website are published as of their stated date or, if no date is stated, the date of first posting. Neither JPMorgan nor any other party has undertaken any duty to update any such information. If the date of publication displayed on the Website is different from the date of the document, the date displayed as part of the document is its official date.

Disclaimers. The information contained in this Website has been internally developed or taken from trade and statistical services and other sources which we believe to be reliable, although JPMorgan does not warrant its completeness or accuracy and it should not be relied upon as such. Because of the possibility of delays and human and/or mechanical error, as well as other factors, neither JPMorgan nor any of its affiliates is or shall be responsible for any delays, errors, inaccuracies or omissions in or on the Website. Information concerning past performance is not a guide to or an indication of future performance.

Click Through. Any acknowledgment, agreement or other type of "click through" button on the Website (for example, an "Accept" button) that you select to evidence agreement or an acknowledgement shall have the same force and validity as a paper copy of an agreement that you manually signed and delivered.

Suitability and Appropriateness. Securities or financial instruments or indices mentioned in the Website may not be suitable or appropriate for all investors or in all geographical areas. Your particular needs, investment objectives and financial situation were not taken into account in the preparation of this Website and the materials contained herein. You must make your own independent decisions regarding any securities or financial instruments mentioned herein. You should consider whether the purchase or sale of any product is appropriate for you in light of your particular investment needs, objectives and financial circumstances. We urge you to consult your investment, legal, tax, accounting and other advisors before you invest.

JPMorgan Positions. JPMorgan may have its own specific interest in relation to the issuers or any affiliates of the issuers, the financial instruments or the transactions or indices that are mentioned on the Website. JPMorgan may have positions or act as a market maker in securities or financial instruments mentioned in the Structured Investments Password Protected Index Performance Website (or options with respect thereto).

User Data, Cookies and Related Matters. JPMorgan or any member of the JPMorgan group of companies and their affiliates and agents (including those in countries where data protection laws might not exist) may process the personal data gathered on the Structured Investments Password Protected Index Performance Website.

JPMorgan is committed to protecting client privacy and will take all reasonable steps to ensure that your data is kept secure against unauthorized access, loss, disclosure or destruction. If you have any questions regarding collection, use and disclosure of information inputted into or generated by the Structured Investments Password Protected Index Performance Website, please contact your JPMorgan sales representative or relationship manager.

JPMorgan may capture, store, use, monitor, track and record information that you enter and the results generated by applications that you use within the Structured Investments Password Protected Index Performance Website for its legitimate business purposes, including customer service and marketing activities. JPMorgan uses cookies and other methods to accomplish this. Anyone using this Website expressly consents to such capture, storage, use, monitoring, tracking and recording.

JPMorgan uses cookies for your security, for statistical and evaluation purposes including tracking when and which pages of the website you visit and what information users are interested in accessing.

On the Website, JPMorgan primarily uses two types of cookies. JPMorgan uses session cookies, for example, to maintain security on the Website and to eliminate the need for you to input the same information repeatedly on multiple pages of the Website. JPMorgan uses persistent cookies to track browsing habits of visitors to the Website. Persistent cookies may gather information that includes the date and time of visit, pages viewed, time spent on the Website and the website visited just before and just after entering the Website. You can disable cookies by changing your internet software browser settings. You also may be able to change your software browser settings to accept specific cookies. If you disable the cookies, you may not be able to access all features of the Website or another website.

Notwithstanding anything to the contrary in this agreement, any entity within JPMorgan and/or any of its officers, agents and/or employees may disclose information relating to you, the Intermediary or your transactions which was made available on or through the Website to any other entity or branch within JPMorgan or such other person or persons as may be considered necessary or desirable by JPMorgan for the purpose of performing the services contemplated in these terms and conditions or any other action reasonably connected therewith. You and the Intermediary hereby consent to such sharing and disclosure of information relating to you and/or the Intermediary by and between such JPMorgan entities or branches or other person or persons or any other action reasonably connected therewith, or as may be required by any applicable government and/or regulatory authorities.

Publication. Some countries may provide rights in addition to those below or may not allow the exclusion or limitation of implied warranties or liability for incidental or consequential damages. Therefore, some of the below limitations may not apply to you or there may be provisions which supersede the below.

Any term sheets, pricing supplements, disclosure supplements or other offering materials (each, an "Offering Document") are provided solely for your convenience and generally describe the terms of the applicable transaction. The Offering Documents posted on this Website are from completed and sold transactions only and are not offers to take part in new transactions of any kind. The Offering Documents are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law.

You should not assume that the information contained or incorporated by reference in any Offering Document is accurate as of any date other than the respective dates set forth therein or of the date incorporated therein. Please be advised that no Offering Document has been updated since the date set forth therein and that material events affecting the securities offered therein and/or the issuer thereof may have occurred since such date. J.P. Morgan is under no obligation to supplement or update any Offering Document and J.P. Morgan can provide no assurances that any Offering Document is accurate or complete.

United States. The Structured Investments Password Protected Index Performance Website is made available in the United States by JPMS, Member NYSE, FINRA/SIPC and by JPMFI - Member NFA. (FINRA's website can be accessed at www.finra.org. SIPC's website can be accessed at www.sipc.org.)

Trademark Notices. "J.P. Morgan," "JPMorgan Chase," "Chase," and the "Octagon Symbol" are registered trademarks of JPMorgan Chase & Co. Other featured words or symbols used to identify the source of goods and services are the trademarks of JPMorgan Chase & Co. or their respective owners.

Website Content and Materials. Not all products, indices and services are available for all institutions or in all geographic areas. Your eligibility for particular products, indices and services is subject to final JPMorgan determination and acceptance.

JPMORGAN OR ITS SUPPLIERS MAY DISCONTINUE OR MAKE CHANGES TO THE SERVICE OR THE WEBSITE AT ANY TIME. JPMORGAN RESERVES THE RIGHT TO TERMINATE ANY OR ALL WEB TRANSMISSIONS OR THE SERVICE OR ACCESS TO THE WEBSITE WITHOUT PRIOR NOTICE TO YOU.

Disclaimer of Advice. Except as otherwise expressly stated, the Structured Investments Password Protected Index Performance Website does not purport to provide any financial, investment, tax, accounting or legal advice; and, no information on the Website constitutes a recommendation that you or the Intermediary enter into a particular transaction or a representation that any financial instrument or transaction is suitable or appropriate for you or the Intermediary. Unless JPMorgan has expressly agreed in writing to act as advisor with respect to a particular transaction pursuant to terms and conditions specifying the nature and scope of its advisory relationship, JPMorgan is acting in the capacity of an arm's length contractual counterparty or agent to you in connection with any transaction that JPMorgan enters into with you, not as a financial advisor or a fiduciary.

USE OF SIMULATED RETURNS

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the investments linked to any index use simulated analysis and hypothetical circumstance to estimate how it may have performed prior to its actual existence.

The results obtained from "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing any index. JPMorgan provides no assurance or guarantee that the investments linked to any index will operate or would have operated in the past in a manner consistent with this Website. The hypothetical historical levels presented herein have not been verified by an independent third party, and such hypothetical historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this Website.

Links to Other Sites. Links to non-JPMorgan websites are provided solely as pointers to information on topics that may be useful to you. JPMorgan has no control over the content on such non-JPMorgan websites. If you choose to link to a website not controlled by JPMorgan, JPMorgan has no liability and makes no warranties, either express or implied, concerning the content of such website, including the accuracy, completeness, reliability or suitability thereof for any particular purpose, nor does JPMorgan warrant that such website or content is free from any claims of copyright, trademark, patent or other infringement of the rights of third parties or that such website or content is devoid of viruses or other contamination. JPMorgan does not guarantee the authenticity of documents on the Internet. Links to non-JPMorgan websites do not imply any endorsement or adoption of or responsibility for the opinions, ideas, products, information or services offered at such websites, or any representation regarding the content at such websites. Accessing these websites may cause you and the Intermediary to lose certain regulatory protections which govern the Website. Please review the terms and conditions that those third party websites may contain.

Waiver of Sovereign Immunity. You, if you are (a) an agent acting on behalf of a governmental entity, represent that you have the authority to bind the principal and on behalf of such principal, or (b) a governmental entity using the Website directly, in each case hereby represent, that the governmental entity has waived to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment), and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any suit, action or proceedings relating to any transaction that may be effected on any part of the Structured Investments Password Protected Index Performance Website in the courts of any jurisdiction. You also represent that the governmental entity has irrevocably agreed, to the extent permitted by applicable law, that it will not claim such immunity in any such suit, action or proceeding.

Notice of Potential Disruption of Service. Access to the Structured Investments Password Protected Index Performance Website and/or Service may from time to time be unavailable, delayed, limited or slowed due to things outside the control of JPMorgan. If access to this Website is unavailable, delayed or limited, or if this Website does not operate quickly and efficiently, you may be unable to retrieve information on a timely basis, transmit any messages to JPMorgan, or conduct other matters. As a result, JPMorgan may not promptly receive or act upon your messages. If your operations are dependent on such communications with JPMorgan, and such communications are disrupted or delayed, you may suffer losses.

UNAUTHORIZED USE. UNAUTHORIZED USE OF JPMORGAN'S WEBSITES AND SYSTEMS OR THOSE OF ITS AFFILIATES IS STRICTLY PROHIBITED.

WARRANTIES; LIMITATION OF LIABILITY; INDEMNITY. JPMORGAN MAKES NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AS TO YOUR ABILITY TO ACCESS THE WEBSITE OR THE SERVICE, OR ANY INFORMATION OR SERVICE PROVIDED THROUGH THE WEBSITE. YOU EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE WEBSITE AND THE SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS AT YOUR SOLE RISK, AND JPMORGAN EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OF INTELLECTUAL PROPERTY, FREEDOM FROM VIRUSES OR OTHER MALICIOUS OR HARMFUL CODE, OR FITNESS FOR A PARTICULAR PURPOSE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY REGARDING THE PERFORMANCE, USE OR RESULTS OF USING THE WEBSITE OR THE SERVICE.

JPMORGAN, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS WILL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO YOU OR TO THIRD PARTIES, ARISING IN CONNECTION WITH USE OF THE WEBSITE OR ANY NETWORK OR IN ONNECTION WITH RELIANCE ON ANY INFORMATION OR SERVICES PROVIDED AT THE WEBSITE OR ANY NETWORK, INCLUDING WITHOUT LIMITATION FOR: (A) ANY DELAY OR DISRUPTION OF ACCESS, DIFFICULTY IN USE, OR ERRONEOUS COMMUNICATIONS BETWEEN JPMORGAN AND YOU, REGARDLESS OF WHETHER THE CONNECTION OR COMMUNICATION SERVICE IS PROVIDED BY JPMORGAN OR A THIRD PARTY SERVICE PROVIDER; (B) THE CAPACITY, ACCURACY, TIMELINESS, COMPLETENESS, RELIABILITY, PERFORMANCE OR CONTINUED AVAILABILITY OF THE SERVICES; (C) THE EXISTENCE OF ANY COMPUTER VIRUSES OR MALICIOUS CODE; OR (D) ANY FAILURE OR DELAY IN THE EXECUTION OF ANY TRANSACTIONS EFFECTED THROUGH THE WEBSITE. JPMORGAN WILL HAVE NO RESPONSIBILITY TO INFORM YOU OF ANY DIFFICULTIES EXPERIENCED BY JPMORGAN OR THIRD PARTIES WITH RESPECT TO USE OF THE WEBSITE OR TO TAKE ANY ACTION IN CONNECTION THEREWITH.

UNDER NO CIRCUMSTANCES WILL JPMORGAN OR ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, DIRECT, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY LOSS OF BUSINESS OR PROFITS OR GOODWILL, IN EACH CASE WHETHER ARISING OUT OF ANY USE OF OR INABILITY TO USE THE WEBSITE OR ANY NETWORK OR ANY PORTION THEREOF, REGARDLESS OF WHETHER ARISING FROM NEGLIGENCE, BREACH OF CONTRACT, INDEMNITY, TORT OR OTHERWISE, EVEN IF JPMORGAN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Indemnity and Injunctive Relief. You and the Intermediary agree to indemnify and hold harmless JPMorgan and its affiliates and their respective directors, officers, employees, agents and consultants against any losses, liabilities, claims, demands and costs including all direct, indirect, special, consequential, incidental, punitive or exemplary damages (including attorneys' fees) resulting from or arising out of, directly or indirectly, (a) any use or misuse by you of the Website or the Service, (b) any actions related to your use of the Website or the Service, (c) any breach of the Access Agreement or the related Terms and Conditions of Access, (d) any failure in your security procedures, (e) any unauthorized access to the Website or any application or service made available from this Website by you or any person or entity that represents itself to be you or (f) any unauthorized access to the Website or any application or service made available from this Website arising from your access of the Website through a network or system that you obtained from a third party provider. In the event that you breach a provision of this Agreement, JPMorgan shall be entitled to temporary and permanent injunctive relief against you and the Intermediary without the necessity of proving actual damages, in addition to, and independent of, any rights of JPMorgan for damages or otherwise.

Governing Law. Your access to and use of the Structured Investments Password Protected Index Performance Website, and the Terms and Conditions of Access are governed by the laws of the State of New York without reference to principles of conflicts of law.

With respect to any suit, action or proceeding relating to any of the above ("Legal Proceedings"), you irrevocably: (a) submit to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City; and (b) to the fullest extent permitted by law, waive any objection you may have at any time to the laying of venue of any Legal Proceedings brought in any such court, any claim that such Legal Proceedings have been brought in an inconvenient forum, and the right to object that such court does not have any jurisdiction over such Legal Proceedings.

YOU AGREE THAT A FINAL JUDGMENT IN ANY SUCH LEGAL PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Certain sections or pages on the Website, including but not limited to the order submission, amendment or cancellation pages, may contain separate terms and conditions or disclaimers, which are in addition to these terms and conditions. In the event of a conflict, the additional terms and conditions or disclaimers will govern for those sections or pages.

In the event any of the terms or provisions of this Terms and Conditions of Access or of the Access Agreement shall be held to be unenforceable, the remaining terms and provisions shall be unimpaired and the unenforceable term or provision shall be replaced by such enforceable term or provision as comes closest to the intention underlying the unenforceable term or provision.

Copyright (c) 2013. JPMorgan Chase & Co. All rights reserved.

Level: Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Date: Date refers to the first date in the relevant measurement period used to calculate the Return displayed on this web page.
Return: Return is the trailing return of the applicable index over the custom period selected.

1W Return: is the trailing return of the applicable index over the past week. There is no guarantee that the index will achieve the one week return in the future.
1M Return: is the trailing return of the applicable index over the past month. There is no guarantee that the applicable index will achieve the one month return in the future.
3M Return: is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Normalized Index Performance: Normalized Index Performance reflects the return of the applicable Index calculated from the "Selected Start Date" to the "Selected End date" calculated arithmetically and not compounded. The Normalized Index Performance may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the applicable index will outperform any other index or investment strategy displayed in the chart.

General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions
Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

2013	0.91	-0.07	0.41	1.20	0.18	---	---	---	---	---	---	---	2.66
2012	---	---	---	---	0.74	-0.18	-1.06	-0.31	-0.60	-0.73	-0.20	0.66	-2.89

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Changes in the values of the underlying strategies may offset each other and correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live Index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions
Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Da Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you acces website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the futu Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed thi website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the f Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performa not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of f returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of f returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future retur

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not ind of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not ind of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future return

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. T Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary material the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index return level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positi returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inheren limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volat displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. T drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Changes in the values of the underlying strategies may offset each other and correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return Index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

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- J.P. Morgan Alternative Index Multi-Strategy 5 (USD) | Index Family : Alternative Index Series

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Other	**Return Style**	Absolute Return	**Index Type**	Alternative Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	AIJPM5UE	**Historical Inception Date**	02-Dec-1996	**Index Live Date**	02-Nov-2009	**Reuters ID**			

Description: The J.P. Morgan Alternative Index Multi-Strategy 5 (USD) (the "Index" or "AI Multi-Strategy 5") provides exposure to a portfolio of alternative investment strategies and aims to generate consistent positive returns with low correlation to traditional asset classes. The underlying strategies are selected from three investment styles (Momentum, Carry and Satellite) and cover several asset classes. Index weights are rebalanced monthly to target a volatility of 5% or less.

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

AIJPM5UE Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical Index levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

2013	1.12	0.00	0.08	1.33	1.72	---	---	---	---	---	---	---	4.31
2012	---	---	---	---	-4.26	-1.06	0.54	-0.32	1.38	0.02	-0.33	0.93	-1.93

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history.
- The Index comprises notional assets and liabilities and the exposures to the dynamic basket that tracks the excess returns of the constituents of the Index above the JPMorgan Cash Index USD 3 Month are purely notional. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index does not target a specific volatility (5% or otherwise) for the synthetic portfolio as a whole, and, due to potential correlation among the constituents of the Index and individual weighting caps, the actual realized volatility of the Index may be greater than or less than 5%.
- The Index seeks to capitalize on positive market price trends based on the supposition that positive market price trends may continue. This Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- The Index will be subject to the performance of certain Asia-Pacific equity markets. The performance of such markets may be subject to a global or regional recession or a prolonged negative trend. Under these circumstances, the Index may have exposure only to the J.P.Morgan U.S. Treasury Notes Futures Tracker (the "Bond Constituent") for an extended period of time and no exposure to any Asia-Pacific equity index or equity future tracker (an "Equity Constituent"), if every Equity Constituent is in a negative trend. Your return may be adversely affected by a prolonged exposure to only the Bond Constituent.
- The Index may use leverage to increase the return from any Equity Constituent or Bond Constituent (each a "Non-Cash Constituent") because the sum of the weights of the constituents included in the synthetic portfolio underlying the Index may be greater than 100%, up to a maximum total weight of 220%. In particular, the use of leverage will magnify any negative performance of the relevant Non-Cash Constituents which in turn could cause you to receive a lower payment at maturity than you would otherwise receive. In addition, the futures tracker constituents are composed of highly leveraged instruments, such as futures contracts.
- Because of the method by which the weight of each Non-Cash Constituent selected for inclusion in the synthetic portfolio underlying the Index is determined, the weight of a selected Non-Cash Constituent generally decreases as its annualized realized volatility during the month preceding the relevant Index rebalancing day increases. If one or more of the selected Non-Cash Constituents experienced heightened volatility over the relevant period, the total weight of the Non-Cash Constituents included in the synthetic portfolio may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested and, accordingly, the Index will reflect no return with respect to the uninvested portion.
- Under certain circumstances, one or more of the Non-Cash Constituents may be replaced by the Cash Constituent or may be removed, which may result in the portfolio being partially or wholly uninvested.
- Performances among the constituents of the Index may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among the constituents of the Index representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index. Changes in the values of the Basket Constituents may offset each other.
- The policies and judgments for which J.P. Morgan Securities plc ("JPMS plc") is responsible could have an impact positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index is subject to risks associated with non-U.S. markets, including emerging markets and currency exchange risks.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history.
- The Index comprises notional assets and liabilities and the exposures to the dynamic basket that tracks the excess returns of the constituents of the Index above the JPMorgan Cash Index USD 3 Month are purely notional. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index does not target a specific volatility (5% or otherwise) for the synthetic portfolio as a whole, and, due to potential correlation among the constituents of the Index and individual weighting caps, the actual realized volatility of the Index may be greater than or less than 5%.
- The Index seeks to capitalize on positive market price trends based on the supposition that positive market price trends may continue. This Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- The Index will be subject to the performance of certain Asia-Pacific equity markets. The performance of such markets may be subject to a global or regional recession or a prolonged negative trend. Under these circumstances, the Index may have exposure only to the J.P.Morgan U.S. Treasury Notes Futures Tracker (the "Bond Constituent") for an extended period of time and no exposure to any Asia-Pacific equity index or equity future tracker (an "Equity Constituent"), if every Equity Constituent is in a negative trend. Your return may be adversely affected by a prolonged exposure to only the Bond Constituent.
- The Index may use leverage to increase the return from any Equity Constituent or Bond Constituent (each a "Non-Cash Constituent") because the sum of the weights of the constituents included in the synthetic portfolio underlying the Index may be greater than 100%, up to a maximum total weight of 220%. In particular, the use of leverage will magnify any negative performance of the relevant Non-Cash Constituents which in turn could cause you to receive a lower payment at maturity than you would otherwise receive. In addition, the futures tracker constituents are composed of highly leveraged instruments, such as futures contracts.
- Because of the method by which the weight of each Non-Cash Constituent selected for inclusion in the synthetic portfolio underlying the Index is determined, the weight of a selected Non-Cash Constituent generally decreases as its annualized realized volatility during the month preceding the relevant Index rebalancing day increases. If one or more of the selected Non-Cash Constituents experienced heightened volatility over the relevant period, the total weight of the Non-Cash Constituents included in the synthetic portfolio may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested and, accordingly, the Index will reflect no return with respect to the uninvested portion.
- Under certain circumstances, one or more of the Non-Cash Constituents may be replaced by the Cash Constituent or may be removed, which may result in the portfolio being partially or wholly uninvested.
- Performances among the constituents of the Index may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among the constituents of the Index representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index. Changes in the values of the Basket Constituents may offset each other.
- The policies and judgments for which J.P. Morgan Securities plc ("JPMS plc") is responsible could have an impact positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index is subject to risks associated with non-U.S. markets, including emerging markets and currency exchange risks.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan Asia-Pacific Equity Rotator 5 Index | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Multi Asset	**Region**	Asia Pacific	**Strategy Style**	Momentum	**Return Style**	Long Only	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	CUPAER5	**Historical Inception Date**	02-May-2001	**Index Live Date**	02-Aug-2011	**Reuters ID**			

Description: The JPMorgan Asia-Pacific Equity Rotator 5 Index is a notional rules-based proprietary index that, on a monthly basis, tracks the excess return of a synthetic portfolio of up to five constituents that are each an Asia-Pacific equity index or futures tracker selected from among ten Asia-Pacific equity indices and an equity futures tracker and, if fewer than five equity constituents have been selected, the J.P. Morgan US Treasury Notes Futures Tracker, using a volatility budgeting approach, above the return of the JPMorgan Chase Index USD 3 Month.

SUMMARY ANALYSIS & COMPARISIONS DOCUMENTS

Strategy Guide

CUPAER5 Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history.
- The Index comprises notional assets and liabilities and the exposures to the dynamic basket that tracks the excess returns of the constituents of the Index above the JPMorgan Cash Index USD 3 Month are purely notional. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index does not target a specific volatility (5% or otherwise) for the synthetic portfolio as a whole, and, due to potential correlation among the constituents of the Index and individual weighting caps, the actual realized volatility of the Index may be greater than or less than 5%.
- The Index seeks to capitalize on positive market price trends based on the supposition that positive market price trends may continue. This Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- The Index will be subject to the performance of certain Asia-Pacific equity markets. The performance of such markets may be subject to a global or regional recession or a prolonged negative trend. Under these circumstances, the Index may have exposure only to the J.P.Morgan U.S. Treasury Notes Futures Tracker (the "Bond Constituent") for an extended period of time and no exposure to any Asia-Pacific equity index or equity future tracker (an "Equity Constituent"), if every Equity Constituent is in a negative trend. Your return may be adversely affected by a prolonged exposure to only the Bond Constituent.
- The Index may use leverage to increase the return from any Equity Constituent or Bond Constituent (each a "Non-Cash Constituent") because the sum of the weights of the constituents included in the synthetic portfolio underlying the Index may be greater than 100%, up to a maximum total weight of 220%. In particular, the use of leverage will magnify any negative performance of the relevant Non-Cash Constituents which in turn could cause you to receive a lower payment at maturity than you would otherwise receive. In addition, the futures tracker constituents are composed of highly leveraged instruments, such as futures contracts.
- Because of the method by which the weight of each Non-Cash Constituent selected for inclusion in the synthetic portfolio underlying the Index is determined, the weight of a selected Non-Cash Constituent generally decreases as its annualized realized volatility during the month preceding the relevant Index rebalancing day increases. If one or more of the selected Non-Cash Constituents experienced heightened volatility over the relevant period, the total weight of the Non-Cash Constituents included in the synthetic portfolio may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested and, accordingly, the Index will reflect no return with respect to the uninvested portion.
- Under certain circumstances, one or more of the Non-Cash Constituents may be replaced by the Cash Constituent or may be removed, which may result in the portfolio being partially or wholly uninvested.
- Performances among the consituents of the Index may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among the constituents of the Index representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index. Changes in the values of the Basket Constituents may offset each other.
- The policies and judgments for which J.P. Morgan Securities plc ("JPMS plc") is responsible could have an impact positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index is subject to risks associated with non-U.S. markets, including emerging markets and currency exchange risks.

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+Index Family : Efficiente

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List of Indices

Name	Asset Class	Index Type	Strategy Style	Return Style	Return Type	Region	Curr	Bloomberg Ticker	Index Level	Price Date	1D % CHG	1M % CHG	YTD % CHG	1 Yr Volatlity %
JPMorgan ETF Efficiente 5 Index	Multi Asset	Enhanced Beta	Momentum	Long Only	Excess Return	Global	USD	EEJPUS5E	121.23	10-May-2013	-0.30%	0.60%	1.97%	4.58%
JPMorgan Efficiente (USD) Index	Multi Asset	Enhanced Beta	Momentum	Long Only	Excess Return	Americas	USD	EFJPUS8E	119.97	10-May-2013	-0.09%	1.92%	4.93%	5.83%

Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The relevant Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The relevant Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the Basket Constituents may reduce the performance of the relevant Index. High correlation during periods of negative returns among the basket constituents composing the Index (the "Basket Constituents") representing any one sector or asset type which have a substantial weighting in the relevant Index could have a material adverse effect on the performance of the relevant Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the relevant Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the relevant Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The relevant Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The index family has a limited operating history.

Index Level Data
Index Level: Index Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: Price Date refers to the first trading day of the relevant measurement period used to calculate the various changes in each index displayed on this web page.

Return
1D% Change: The 1D% Change is the return of the index from the trading day that is 2 trading days immediately preceding the date you accessed this website to the business day immediately preceding the date you accessed this website. There is no guarantee that the Index will achieve the 1D % Change in the future. Past performance is not indicative of future returns.
1M % Change: The 1M % Change is the trailing return of the index over the past one month period ending on the last trading day immediately preceding the date you accessed this website. The 1M % Change may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1M % Change in the future. Past performance is not indicative of future returns.
YTD % Change: The YTD % Change is the return of the index from the first trading day of the current calendar year to the trading day immediately preceding the date you accessed this website. The YTD % Change may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the YTD % Change in the future. Past performance is not indicative of future returns.

2013	-0.37	0.14	0.34	2.93	-0.53	---	---	---	---	---	---	---	2.49
2012	---	---	---	---	-0.39	1.43	2.85	0.27	0.03	-0.16	0.75	0.72	6.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical Index levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the basket constituents may reduce the performance of the Index. Performances among the basket constituents composing the Index from time to time (the "Basket Constituents") may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among Basket Constituents representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor with returns linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 5%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on October 29, 2010 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the basket constituents may reduce the performance of the Index. Performances among the basket constituents composing the Index from time to time (the "Basket Constituents") may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among Basket Constituents representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor with returns linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 5%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on October 29, 2010 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan ETF Efficiente 5 Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Global	**Strategy Style**	Momentum	**Return Style**	Long Only	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	EEJPUS5E	**Historical Inception Date**	01-Jul-1999	**Index Live Date**	01-Oct-2010	**Reuters ID**			

Description: JPMorgan ETF Efficiente 5 Index is a cross-asset strategy that employs an allocation strategy based on modern portfolio theory. The Index uses the concept of the efficient frontier to select the optimum portfolio from a universe of 12 exchange-traded funds and a cash index, and aims to maximize returns while targeting a realized volatility of 5%. The Index rebalances monthly.

SUMMARY ANALYSIS & COMPARISIONS DOCUMENTS

Strategy Guide

EEJPUS5E Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the basket constituents may reduce the performance of the Index. Performances among the basket constituents composing the Index from time to time (the "Basket Constituents") may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among Basket Constituents representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor with returns linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 5%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on October 29, 2010 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

2013	1.35	-0.86	-0.33	5.41	0.44	---	---	---	---	---	---	---	6.02
2012	---	---	---	---	-3.61	2.85	2.39	0.47	0.97	0.19	0.84	1.76	10.02

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the Basket Constituents may reduce the performance of the Index. High correlation during periods of negative returns among the basket constituents composing the Index ("the Basket Constituents") representing any one sector or asset type which have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 8%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on July 2, 2007 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan Efficiente (USD) Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Return Style**	Long Only	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	EFJPUS8E	**Historical Inception Date**	02-Jan-1995	**Index Live Date**	02-Jul-2007	**Reuters ID**			

Description: JPMorgan Efficiente (USD) Index is a cross asset strategy that employs an allocation strategy based on modern portfolio theory. The Index uses the concept of an efficient frontier to select the optimum portfolio from a universe of 9 indices, and aims to maximize returns while targeting realized volatility of 8%. The Index rebalances quarterly.

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

EFJPUS8E Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the Basket Constituents may reduce the performance of the Index. High correlation during periods of negative returns among the basket constituents composing the Index ("the Basket Constituents") representing any one sector or asset type which have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 8%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on July 2, 2007 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

2013	-1.13	1.07	0.33	1.04	-0.96	---	---	---	---	---	---	---	0.33
2012	---	---	---	---	1.95	-0.42	0.56	-0.80	0.72	-0.34	0.82	-0.64	3.39

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- Our affiliate, J.P.Morgan Securities plc ("JPMS plc"), is the index calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in financial instruments linked to the Index.
- The Index comprises notional assets only. You will not have any claim against any of the 10-year Treasury futures underlying the Index or the related Treasury securities.
- The level of the Index changes daily, at times significantly based upon the current market prices of the volatile 10-year Treasury futures contracts and the related Treasury notes. These market prices are influenced by a variety of factors, particularly interest rate changes, the yields on the Treasury futures/notes as compared to current market interest rates and the actual or perceived credit quality of the U.S. government.
- The Index may be subject to high levels of volatility. Futures contracts on the 10-year U.S. Treasury notes are highly leveraged and often display higher volatility and less liquidity than the 10-year U.S. Treasury Notes.
- The settlement price of 10 year Treasury Futures may not be readily available.
- The Index has a limited operating history.
- The Index may in the future be subject to an adjustment factor that could negatively effect the level of the Index.
- The risks identified above are not exhaustive.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- Our affiliate, J.P.Morgan Securities plc ("JPMS plc"), is the index calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in financial instruments linked to the Index.
- The Index comprises notional assets only. You will not have any claim against any of the 10-year Treasury futures underlying the Index or the related Treasury securities.
- The level of the Index changes daily, at times significantly based upon the current market prices of the volatile 10-year Treasury futures contracts and the related Treasury notes. These market prices are influenced by a variety of factors, particularly interest rate changes, the yields on the Treasury futures/notes as compared to current market interest rates and the actual or perceived credit quality of the U.S. government.
- The Index may be subject to high levels of volatility. Futures contracts on the 10-year U.S. Treasury notes are highly leveraged and often display higher volatility and less liquidity than the 10-year U.S. Treasury Notes.
- The settlement price of 10 year Treasury Futures may not be readily available.
- The Index has a limited operating history.
- The Index may in the future be subject to an adjustment factor that could negatively affect the level of the Index.
- The risks identified above are not exhaustive.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions
Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

2013	-1.89	-2.01	-0.08	-0.13	-1.13	---	---	---	---	---	---	---	-5.15
2012	---	---	---	---	2.21	-1.17	1.15	0.06	0.01	-0.26	-0.39	-0.18	1.24

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- Our affiliate, J.P. Morgan Securities plc, is the calculation agent of the index and each underlying index and may adjust the index or an underlying index in a way that affects its level.
- The investment view underlying the use of the federal funds target rate to determine the exposure of the Index may not prove to be correct over any given period of time. In particular, the Index may perform poorly in non-trending, "choppy" markets.
- Because the index may include notional short positions, the index may be subject to unlimited risk of loss because there is no limit on the appreciation of the price of the relevant asset before the short position is closed.
- The Index and constituents may not achieve the target volatility of 4%.
- The Index may be partially uninvested. The Index will reflect no return for any uninvested portion.
- The Index may be affected by significant volatility in the constituents, each of which is subject to the volatility associated with futures contracts.
- The level of the Index will reflect the deduction of a fee of 0.55% per annum.
- The Index may be subject to increased volatility due to the use of significant leverage as part of the volatility-targeting feature.
- The Index and the underlying indices have limited operating histories.
- The hypothetical back-tested performance of the Index does not represent the actual historical performance of the Index and has not been verified by an independent third party.
- Movements in the the underlying indices may be highly correlated and/or changes in the levels of the the underlying indices may offset each other.
- The Index and the the underlying indices are price return indices that do not reflect "roll yields" or "total returns".
- The Index comprises notional assets and therefore there is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index is subject to significant risks associated with fixed-income securities and may be volatile.
- The level of the Index may be influenced by unpredictable changes in the governments and economies of the governments that issued the bonds underlying the futures contracts, and the constituents may be affects by changes in the perceived creditworthiness of the governments that issue the underlying bonds.
- The Index will be subject to currency exchange risk because the returns underlying some underlying indices are converted into U.S. dollars.
- The Index is subject to risks associated with non-U.S securities markets.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- Our affiliate, J.P. Morgan Securities plc, is the calculation agent of the index and each underlying index and may adjust the index or an underlying index in a way that affects its level.
- The investment view underlying the use of the federal funds target rate to determine the exposure of the Index may not prove to be correct over any given period of time. In particular, the Index may perform poorly in non-trending, "choppy" markets.
- Because the index may include notional short positions, the index may be subject to unlimited risk of loss because there is no limit on the appreciation of the price of the relevant asset before the short position is closed.
- The Index and constituents may not achieve the target volatility of 4%.
- The Index may be partially uninvested. The Index will reflect no return for any uninvested portion.
- The Index may be affected by significant volatility in the constituents, each of which is subject to the volatility associated with futures contracts.
- The level of the Index will reflect the deduction of a fee of 0.55% per annum.
- The Index may be subject to increased volatility due to the use of significant leverage as part of the volatility-targeting feature.
- The Index and the underlying indices have limited operating histories.
- The hypothetical back-tested performance of the Index does not represent the actual historical performance of the Index and has not been verified by an independent third party.
- Movements in the the underlying indices may be highly correlated and/or changes in the levels of the the underlying indices may offset each other.
- The Index and the the underlying indices are price return indices that do not reflect "roll yields" or "total returns".
- The Index comprises notional assets and therefore there is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index is subject to significant risks associated with fixed-income securities and may be volatile.
- The level of the Index may be influenced by unpredictable changes in the governments and economies of the governments that issued the bonds underlying the futures contracts, and the constituents may be affects by changes in the perceived creditworthiness of the governments that issue the underlying bonds.
- The Index will be subject to currency exchange risk because the returns underlying some underlying indices are converted into U.S. dollars.
- The Index is subject to risks associated with non-U.S securities markets.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions
Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

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- J.P. Morgan Mozaic Fixed Income Index (USD) | Index Family : J.P. Morgan Mozaic

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Asset Class	Rates	**Region**	Global	**Strategy Style**	Momentum	**Return Style**	Directional Long/Short	**Index Type**	Alpha	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	JMOZFIUS	**Historical Inception Date**	01-Jul-2002	**Index Live Date**	20-Jul-2012	**Reuters ID**			

Description: The J.P. Morgan Mozaic Fixed Income Index (USD) is a USD-denominated rule-based Index that provides synthetic exposure to a dynamic basket of indices that reference fixed income futures contracts in global developed markets. Each month (except for January), the Index rebalances into long and/or short positions in the underlying indices using a risk-adjusted momentum based strategy.

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

JMOZFIUS Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- Our affiliate, J.P. Morgan Securities plc, is the calculation agent of the index and each underlying index and may adjust the index or an underlying index in a way that affects its level.
- The investment view underlying the use of the federal funds target rate to determine the exposure of the Index may not prove to be correct over any given period of time. In particular, the Index may perform poorly in non-trending, "choppy" markets.
- Because the index may include notional short positions, the index may be subject to unlimited risk of loss because there is no limit on the appreciation of the price of the relevant asset before the short position is closed.
- The Index and constituents may not achieve the target volatility of 4%.
- The Index may be partially uninvested. The Index will reflect no return for any uninvested portion.
- The Index may be affected by significant volatility in the constituents, each of which is subject to the volatility associated with futures contracts.
- The level of the Index will reflect the deduction of a fee of 0.55% per annum.
- The Index may be subject to increased volatility due to the use of significant leverage as part of the volatility-targeting feature.
- The Index and the underlying indices have limited operating histories.
- The hypothetical back-tested performance of the Index does not represent the actual historical performance of the Index and has not been verified by an independent third party.
- Movements in the the underlying indices may be highly correlated and/or changes in the levels of the the underlying indices may offset each other.
- The Index and the the underlying indices are price return indices that do not reflect "roll yields" or "total returns".
- The Index comprises notional assets and therefore there is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index is subject to significant risks associated with fixed-income securities and may be volatile.
- The level of the Index may be influenced by unpredictable changes in the governments and economies of the governments that issued the bonds underlying the futures contracts, and the constituents may be affects by changes in the perceived creditworthiness of the governments that issue the underlying bonds.
- The Index will be subject to currency exchange risk because the returns underlying some underlying indices are converted into U.S. dollars.
- The Index is subject to risks associated with non-U.S securities markets.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

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List of Indices

Name	Asset Class	Index Type	Strategy Style	Return Style	Return Type	Region	Curr	Bloomberg Ticker	Index Level	Price Date	1D % CHG	1M % CHG	YTD % CHG	1 Yr Votality %
JPMorgan Optimax Market-Neutral Index	Commodities	Alpha	Momentum	Directional Long/Short	Excess Return	Global	USD	CMDTOMER	99.16	10-May-2013	-0.01%	-1.22%	0.05%	5.60%

Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index may fail to realize gains that could occur from holding assets that have experienced price declines but experience a sudden price spike thereafter.
- The Index may not be successful, may not outperform any alternative strategy related to the underlying sub-indices, or may not achieve its target volatility of 5%.
- The investment strategy involves monthly rebalancing and maximum weighting caps applied to the underlying sub-indices by sector and asset type as well as a requirement that sum of the weights at rebalancing equals 0%.
- Changes in the value of the underlying sub-indices may offset each other.
- The Index may perform poorly in non-trending choppy markets characterized by short-term volatility.
- The reported level of the Index will include the deduction of a fee assessed at 0.96% per annum.
- The momentum strategy embedded in the Index may not outperform other strategies that do not rebalance monthly.
- The Index is not representative of a pure long-only commodities allocation and is not designed to replicate commodities markets.
- Commodities futures contracts are subject to uncertain legal and regulatory regimes that may adversely affect the timing and amount of your payment at maturity.
- Commodities prices may change unpredictably, affecting the Index in unforeseeable ways.
- If a negative weighting is assigned to an underlying sub-indices, signifying a short position relative to such underlying sub-indices, there is an unlimited loss exposure to such underlying sub-indices and such exposure may result in a significant drop in the level of the Index.
- Our affiliate, J.P. Morgan Securities plc, ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.

Index Level Data
Index Level: Index Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: Price Date refers to the first trading day of the relevant measurement period used to calculate the various changes in each index displayed on this web page.

2013	0.96	0.85	-1.04	0.64	-1.49	---	---	---	---	---	---	---	-0.10
2012	---	---	---	---	-2.05	0.98	2.94	1.23	-4.41	0.25	-0.17	0.42	3.54

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index may fail to realize gains that could occur from holding assets that have experienced price declines but experience a sudden price spike thereafter.
- The Index may not be successful, may not outperform any alternative strategy related to the underlying sub-indices, or may not achieve its target volatility of 5%.
- The investment strategy involves monthly rebalancing and maximum weighting caps applied to the underlying sub-indices by sector and asset type as well as a requirement that sum of the weights at rebalancing equals 0%.
- Changes in the value of the underlying sub-indices may offset each other.
- The Index may perform poorly in non-trending choppy markets characterized by short-term volatility.
- The reported level of the Index will include the deduction of a fee assessed at 0.96% per annum.
- The momentum strategy embedded in the Index may not outperform other strategies that do not rebalance monthly.
- The Index is not representative of a pure long-only commodities allocation and is not designed to replicate commodities markets.
- Commodities futures contracts are subject to uncertain legal and regulatory regimes that may adversely affect the timing and amount of your payment at maturity.
- Commodities prices may change unpredictably, affecting the Index in unforeseeable ways.
- If a negative weighting is assigned to an underlying sub-indices, signifying a short position relative to such underlying sub-indices, there is an unlimited loss exposure to such underlying sub-indices and such exposure may result in a significant drop in the level of the Index.
- Our affiliate, J.P. Morgan Securities plc, ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.

Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.

Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.

End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index may fail to realize gains that could occur from holding assets that have experienced price declines but experience a sudden price spike thereafter.
- The Index may not be successful, may not outperform any alternative strategy related to the underlying sub-indices, or may not achieve its target volatility of 5%.
- The investment strategy involves monthly rebalancing and maximum weighting caps applied to the underlying sub-indices by sector and asset type as well as a requirement that sum of the weights at rebalancing equals 0%.
- Changes in the value of the underlying sub-indices may offset each other.
- The Index may perform poorly in non-trending choppy markets characterized by short-term volatility.
- The reported level of the Index will include the deduction of a fee assessed at 0.96% per annum.
- The momentum strategy embedded in the Index may not outperform other strategies that do not rebalance monthly.
- The Index is not representative of a pure long-only commodities allocation and is not designed to replicate commodities markets.
- Commodities futures contracts are subject to uncertain legal and regulatory regimes that may adversely affect the timing and amount of your payment at maturity.
- Commodities prices may change unpredictably, affecting the Index in unforeseeable ways.
- If a negative weighting is assigned to an underlying sub-indices, signifying a short position relative to such underlying sub-indices, there is an unlimited loss exposure to such underlying sub-indices and such exposure may result in a significant drop in the level of the Index.
- Our affiliate, J.P. Morgan Securities plc, ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan Optimax Market-Neutral Index | Index Family : J.P. Morgan Optimax

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Asset Class	Commodities	**Region**	Global	**Strategy Style**	Momentum	**Return Style**	Directional Long/Short	**Index Type**	Alpha	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	CMDTOMER	**Historical Inception Date**	31-Dec-1990	**Index Live Date**	06-May-2008	**Reuters ID**	.CMDTOMER		

Description: The Optimax Market-Neutral Index is a JPMorgan commodity strategy that seeks to generate returns through a selection of commodity-linked component sub-indices based on modern portfolio theory and momentum theory. Each index constituent is a sub-index of the Standard & Poor's GSCI® Excess Return Commodity Index, with each such sub-index itself composed of exchange-traded commodity futures contracts. Exposure to each sub-index may be long or short.

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

CMDTOMER Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be lager than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index may fail to realize gains that could occur from holding assets that have experienced price declines but experience a sudden price spike thereafter.
- The Index may not be successful, may not outperform any alternative strategy related to the underlying sub-indices, or may not achieve its target volatility of 5%.
- The investment strategy involves monthly rebalancing and maximum weighting caps applied to the underlying sub-indices by sector and asset type as well as a requirement that sum of the weights at rebalancing equals 0%.
- Changes in the value of the underlying sub-indices may offset each other.
- The Index may perform poorly in non-trending choppy markets characterized by short-term volatility.
- The reported level of the Index will include the deduction of a fee assessed at 0.96% per annum.
- The momentum strategy embedded in the Index may not outperform other strategies that do not rebalance monthly.
- The Index is not representative of a pure long-only commodities allocation and is not designed to replicate commodities markets.
- Commodities futures contracts are subject to uncertain legal and regulatory regimes that may adversely affect the timing and amount of your payment at maturity.
- Commodities prices may change unpredictably, affecting the Index in unforeseeable ways.
- If a negative weighting is assigned to an underlying sub-indices, signifying a short position relative to such underlying sub-indices, there is an unlimited loss exposure to such underlying sub-indices and such exposure may result in a significant drop in the level of the Index.
- Our affiliate, J.P. Morgan Securities plc, ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

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List of Indices

Name	Asset Class	Index Type	Strategy Style	Return Style	Return Type	Region	Curr	Bloomberg Ticker	Index Level	Price Date	1D % CHG	1M % CHG	YTD % CHG	1 Yr Votality %
The S&P 500® Daily RC2 8% Excess Return Index	Equities	Enhanced Beta	Other	Long Only	Excess Return	Americas	USD	SPX8UE2	1594.36	10-May-2013	-0.10%	1.20%	8.01%	7.84%
The S&P 500® Dividend Aristocrat Risk Control 8% Excess Return Index	Equities	Enhanced Beta	Other	Long Only	Excess Return	Americas	USD	SPXD8UE	1568.20	10-May-2013	0.32%	1.50%	10.31%	8.01%
The S&P 500® Risk Control 10% Excess Return Index	Equities	Enhanced Beta	Other	Long Only	Excess Return	Americas	USD	SPXT10UE	122.78	10-May-2013	0.34%	1.69%	9.55%	9.97%

Short Summary of the Risks

- The relevant Index has a limited operating history and may perform in unexpected ways. Standard & Poors Financial Services LLC ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The relevant Index may not be successful, may not outperform any underlying index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the relevant Index will outperform any underlying index or any alternative strategy that might be employed to reduce the level of risk of any underlying index. We also can give you no assurance that the relevant Index will achieve its target volatility.
- The relevant Index is subject to the negative impact of an interest deduction because the relevant Index is an excess return index, the level of the relevant Index reflects the weighted return of any underlying index less an interest deduction, which is generally based on certain U.S. LIBOR rates. As a result, the performance of the relevant Index will be subject to the negative impact of those interest rates.
- J.P. Morgan Securities LLC ("JPMS"), one of our affiliates, worked with S&P in developing the guidelines and policies governing the compositions and calculation of the relevant Index. The policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the Indices. JPMS is under no obligation to consider your interests as an investor.

Index Level Data
Index Level: Index Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: Price Date refers to the first trading day of the relevant measurement period used to calculate the various changes in each index displayed on this web page.

Return
1D% Change: The 1D% Change is the return of the index from the trading day that is 2 trading days immediately preceding the date you accessed this website to the business day immediately preceding the date you accessed this website. There is no guarantee that the Index will achieve the 1D % Change in the future. Past performance is not indicative of future returns.
1M % Change: The 1M % Change is the trailing return of the index over the past one month period ending on the last trading day immediately preceding the date you accessed this website. The 1M % Change may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1M % Change in the future. Past performance is not indicative of future returns.
YTD % Change: The YTD % Change is the return of the index from the first trading day of the current calendar year to the trading day immediately preceding the date you accessed this website. The YTD % Change may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the YTD % Change in the future. Past performance is not indicative of future returns.

Risk Measures
1yr Volatility %: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations may include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the volatility shown. Actual annualized volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

2013	3.25	1.22	2.65	1.04	1.37	---	---	---	---	---	---	---	9.87
2012	---	---	---	---	-3.30	1.86	1.34	1.19	1.63	-1.51	0.37	0.46	7.64

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways. Standard & Poors Financial Services LLC ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The Index may not be successful, may not outperform either underlying index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P 500® Total Return Index (the "Underlying Equity Index") or the S&P 10-Year U.S. Treasury Note Futures Index Total Return (the "Underlying Bond Index") or any alternative strategy that might be employed to reduce the level of risk of the Underlying Equity Index. We also can give you no assurance that the Index will achieve its target volatility of 8%.
- The Index may significantly underperform the Underlying Equity Index. The Index is designed to allocate its exposure between the Underlying Equity Index and the Underlying Bond Index in a manner that results in the Index targeting a volatility of 8%.It is not possible to predict the level of exposure that the Index will have to either the Underlying Equity Index or Underlying Bond Index over a given period of time. However the Index will likely have less, and possibly significantly less, than 100% exposure to the Underlying Equity Index over a period of time. Consequently, if the Underlying Equity Index increases in value over the applicable period, the Index will likely underperform the Underlying Equity Index, possibly significantly, over the same period if the Underlying Bond Index declines or does not increase in value to the same extent over that period. If the Underlying Equity Index and the Underlying Bond Index are negatively correlated and the Index has relatively high exposure to the Underlying Bond Index and relatively low exposure to the Underlying Equity Index, the Index may experience a significant negative performance even as the Underlying Equity Index rises.
- In certain circumstances, the Index will be notionally invested, in part, in cash, on which no interest or other return will accrue. In certain circumstances the Index will be solely allocated to the Underlying Equity Index with a weight less than 100% and with the balance notionally allocated to cash. No net return or interest will accrue on any such portion of the Index exposure that is notionally allocated to cash, and such portion may be significant. Such portion is effectively uninvested.
- The Index is subject to the negative impact of an interest deduction. Because the Index is an excess return index, the level of the Index reflects the weighted returns of the Underlying Indices less an interest deduction, which is generally based on U.S. overnight LIBOR rates. As a result, the performance of the Index will be subject to the negative impact of those interest rates.
- The returns of the Underlying Indicies may offset each other or may become correlated in decline. At a time when the value of one Underlying Index increases, the value of the other Underlying Index may not increase as much or may even decline, offsetting the potentially positive effect of the performance of the former Underlying Index on the performance of the Index. Historically, the performance of the Underlying Equity Index has often been negatively correlated with the performance of the futures contracts underlying the Underlying Bond Index. It is also possible that the returns of the Underlying Indices may be positively correlated with each other. In this case, a decline in one Underlying Index would not moderate the effect of a decline in the other Underlying Index on the performance of the Index, but would rather exacerbate it. As a result, the Index may not perform as well as an alternative index that tracks only one Underlying Index.
- Our affiliate, J.P. Morgan Securities LLC ("JPMS") helped develop the S&P 500® Daily RC2 8% Excess Return Index. JPMS worked with S&P in developing the guidelines and policies governing the composition and calculation of the S&P 500® Daily RC2 8% Excess Return Index. Although judgments, policies and determinations concerning the S&P 500® Daily RC2 8% Excess Return Index were made by JPMS, JPMorgan Chase & Co., as the parent company of JPMS, ultimately controls JPMS. In addition, the policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the S&P 500® Daily RC2 8% Excess Return Index. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways. Standard & Poors Financial Services LLC ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The Index may not be successful, may not outperform either underlying index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P 500® Total Return Index (the "Underlying Equity Index") or the S&P 10-Year U.S. Treasury Note Futures Index Total Return (the "Underlying Bond Index") or any alternative strategy that might be employed to reduce the level of risk of the Underlying Equity Index. We also can give you no assurance that the Index will achieve its target volatility of 8%.
- The Index may significantly underperform the Underlying Equity Index. The Index is designed to allocate its exposure between the Underlying Equity Index and the Underlying Bond Index in a manner that results in the Index targeting a volatility of 8%.It is not possible to predict the level of exposure that the Index will have to either the Underlying Equity Index or Underlying Bond Index over a given period of time. However the Index will likely have less, and possibly significantly less, than 100% exposure to the Underlying Equity Index over a period of time. Consequently, if the Underlying Equity Index increases in value over the applicable period, the Index will likely underperform the Underlying Equity Index, possibly significantly, over the same period if the Underlying Bond Index declines or does not increase in value to the same extent over that period. If the Underlying Equity Index and the Underlying Bond Index are negatively correlated and the Index has relatively high exposure to the Underlying Bond Index and relatively low exposure to the Underlying Equity Index, the Index may experience a significant negative performance even as the Underlying Equity Index rises.
- In certain circumstances, the Index will be notionally invested, in part, in cash, on which no interest or other return will accrue. In certain circumstances the Index will be solely allocated to the Underlying Equity Index with a weight less than 100% and with the balance notionally allocated to cash. No net return or interest will accrue on any such portion of the Index exposure that is notionally allocated to cash, and such portion may be significant. Such portion is effectively uninvested.
- The Index is subject to the negative impact of an interest deduction. Because the Index is an excess return index, the level of the Index reflects the weighted returns of the Underlying Indices less an interest deduction, which is generally based on U.S. overnight LIBOR rates. As a result, the performance of the Index will be subject to the negative impact of those interest rates.
- The returns of the Underlying Indicies may offset each other or may become correlated in decline. At a time when the value of one Underlying Index increases, the value of the other Underlying Index may not increase as much or may even decline, offsetting the potentially positive effect of the performance of the former Underlying Index on the performance of the Index. Historically, the performance of the Underlying Equity Index has often been negatively correlated with the performance of the futures contracts underlying the Underlying Bond Index. It is also possible that the returns of the Underlying Indices may be positively correlated with each other. In this case, a decline in one Underlying Index would not moderate the effect of a decline in the other Underlying Index on the performance of the Index, but would rather exacerbate it. As a result, the Index may not perform as well as an alternative index that tracks only one Underlying Index.
- Our affiliate, J.P. Morgan Securities LLC ("JPMS") helped develop the S&P 500® Daily RC2 8% Excess Return Index. JPMS worked with S&P in developing the guidelines and policies governing the composition and calculation of the S&P 500® Daily RC2 8% Excess Return Index. Although judgments, policies and determinations concerning the S&P 500® Daily RC2 8% Excess Return Index were made by JPMS, JPMorgan Chase & Co., as the parent company of JPMS, ultimately controls JPMS. In addition, the policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the S&P 500® Daily RC2 8% Excess Return Index. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

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- The S&P 500® Daily RC2 8% Excess Return Index | Index Family : Risk Control (US)

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Asset Class	Equities	**Region**	Americas	**Strategy Style**	Other	**Return Style**	Long Only	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	SPX8UE2	**Historical Inception Date**	29-Dec-2000	**Index Live Date**	03-Jun-2011	**Reuters ID**			

Description: The S&P 500® Daily RC2 8% Excess Return Index provides investors with exposure to a broad U.S. equities Index with the potential for greater stability and lower overall risk when compared to the S&P 500® Total Return Index, with daily exposure adjustments.

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

SPX8UE2 Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways. Standard & Poors Financial Services LLC ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The Index may not be successful, may not outperform either underlying index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P 500® Total Return Index (the "Underlying Equity Index") or the S&P 10-Year U.S. Treasury Note Futures Index Total Return (the "Underlying Bond Index") or any alternative strategy that might be employed to reduce the level of risk of the Underlying Equity Index. We also can give you no assurance that the Index will achieve its target volatility of 8%.
- The Index may significantly underperform the Underlying Equity Index. The Index is designed to allocate its exposure between the Underlying Equity Index and the Underlying Bond Index in a manner that results in the Index targeting a volatility of 8%.It is not possible to predict the level of exposure that the Index will have to either the Underlying Equity Index or Underlying Bond Index over a given period of time. However the Index will likely have less, and possibly significantly less, than 100% exposure to the Underlying Equity Index over a period of time. Consequently, if the Underlying Equity Index increases in value over the applicable period, the Index will likely underperform the Underlying Equity Index, possibly significantly, over the same period if the Underlying Bond Index declines or does not increase in value to the same extent over that period. If the Underlying Equity Index and the Underlying Bond Index are negatively correlated and the Index has relatively high exposure to the Underlying Bond Index and relatively low exposure to the Underlying Equity Index, the Index may experience a significant negative performance even as the Underlying Equity Index rises.
- In certain circumstances, the Index will be notionally invested, in part, in cash, on which no interest or other return will accrue. In certain circumstances the Index will be solely allocated to the Underlying Equity Index with a weight less than 100% and with the balance notionally allocated to cash. No net return or interest will accrue on any such portion of the Index exposure that is notionally allocated to cash, and such portion may be significant. Such portion is effectively uninvested.
- The Index is subject to the negative impact of an interest deduction. Because the Index is an excess return index, the level of the Index reflects the weighted returns of the Underlying Indices less an interest deduction, which is generally based on U.S. overnight LIBOR rates. As a result, the performance of the Index will be subject to the negative impact of those interest rates.
- The returns of the Underlying Indicies may offset each other or may become correlated in decline. At a time when the value of one Underlying Index increases, the value of the other Underlying Index may not increase as much or may even decline, offsetting the potentially positive effect of the performance of the former Underlying Index on the performance of the Index. Historically, the performance of the Underlying Equity Index has often been negatively correlated with the performance of the futures contracts underlying the Underlying Bond Index. It is also possible that the returns of the Underlying Indices may be positively correlated with each other. In this case, a decline in one Underlying Index would not moderate the effect of a decline in the other Underlying Index on the performance of the Index, but would rather exacerbate it. As a result, the Index may not perform as well as an alternative index that tracks only one Underlying Index.
- Our affiliate, J.P. Morgan Securities LLC ("JPMS") helped develop the S&P 500® Daily RC2 8% Excess Return Index. JPMS worked with S&P in developing the guidelines and policies governing the composition and calculation of the S&P 500® Daily RC2 8% Excess Return Index. Although judgments, policies and determinations concerning the S&P 500® Daily RC2 8% Excess Return Index were made by JPMS, JPMorgan Chase & Co., as the parent company of JPMS, ultimately controls JPMS. In addition, the policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the S&P 500® Daily RC2 8% Excess Return Index. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

2013	3.68	1.99	3.40	1.22	1.38	---	---	---	---	---	---	---	12.19
2012	---	---	---	---	-2.47	1.71	1.03	0.78	1.82	-0.30	1.14	-0.07	8.02

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways. The Index began publishing on August 25, 2010 and, therefore, has a limited history. Standard & Poor Financial Services LLP ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The Index may not be successful, may not outperform the S&P 500® Dividend Aristocrats Total Return Index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P 500® Dividend Aristocrats Total Return Index or any alternative strategy that might be employed to reduce the level of risk of the S&P 500® Dividend Aristocrats Total Return Index. We also can give no assurance that the Index will achieve its target volatility of 8%.
- The Index is not a total return index, and is subject to short-term money market fund borrowing costs. As an "excess return" index, the S&P 500® Dividend Aristocrats Risk Control 8% Excess Return Index calculates the return on a leveraged or deleveraged investment in the S&P 500® Dividend Aristocrats Total Return Index where the investment was made through the use of borrowed funds. Investments linked to this "excess return" index, which represents an unfunded position in the S&P 500® Dividend Aristocrats Total Return Index, will be subject to short-term money market fund borrowing costs and will not include the "total return" feature or the cash component of the "total return" index, which represents a funded position in the S&P 500® Dividend Aristocrats Total Return Index.
- The Index represents portfolios consisting of the S&P 500® Dividend Aristocrats Total Return Index and a borrowing cost component accruing interest based on a synthetically rolling 3-month bond with reference to the 2-month and 3-month U.S. LIBOR rates. The Index dynamically adjusts its exposures to the S&P 500® Dividend Aristocrats Total Return Index based on the S&P 500® Dividend Aristocrats Total Return Index's historic volatility. The Index's exposure to the S&P 500® Dividend Aristocrats Total Return Index will decrease when historical volatility causes the risk level of the S&P 500® Dividend Aristocrats Total Return Index to reach a high threshold. If, at any time, the Index exhibits low exposure to the S&P 500® Dividend Aristocrats Total Return Index and the S&P 500® Dividend Aristocrats Total Return Index subsequently appreciates significantly, the Index will not participate fully in this appreciation.
- J.P. Morgan Securities LLC ("JPMS"), one of our affiliates, worked with S&P in developing the guidelines and policies governing the compositions and calculation of the Index. The policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the Indices. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways. The Index began publishing on August 25, 2010 and, therefore, has a limited history. Standard & Poor Financial Services LLP ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The Index may not be successful, may not outperform the S&P 500® Dividend Aristocrats Total Return Index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P 500® Dividend Aristocrats Total Return Index or any alternative strategy that might be employed to reduce the level of risk of the S&P 500® Dividend Aristocrats Total Return Index. We also can give no assurance that the Index will achieve its target volatility of 8%.
- The Index is not a total return index, and is subject to short-term money market fund borrowing costs. As an "excess return" index, the S&P 500® Dividend Aristocrats Risk Control 8% Excess Return Index calculates the return on a leveraged or deleveraged investment in the S&P 500® Dividend Aristocrats Total Return Index where the investment was made through the use of borrowed funds. Investments linked to this "excess return" index, which represents an unfunded position in the S&P 500® Dividend Aristocrats Total Return Index, will be subject to short-term money market fund borrowing costs and will not include the "total return" feature or the cash component of the "total return" index, which represents a funded position in the S&P 500® Dividend Aristocrats Total Return Index.
- The Index represents portfolios consisting of the S&P 500® Dividend Aristocrats Total Return Index and a borrowing cost component accruing interest based on a synthetically rolling 3-month bond with reference to the 2-month and 3-month U.S. LIBOR rates. The Index dynamically adjusts its exposures to the S&P 500® Dividend Aristocrats Total Return Index based on the S&P 500® Dividend Aristocrats Total Return Index's historic volatility. The Index's exposure to the S&P 500® Dividend Aristocrats Total Return Index will decrease when historical volatility causes the risk level of the S&P 500® Dividend Aristocrats Total Return Index to reach a high threshold. If, at any time, the Index exhibits low exposure to the S&P 500® Dividend Aristocrats Total Return Index and the S&P 500® Dividend Aristocrats Total Return Index subsequently appreciates significantly, the Index will not participate fully in this appreciation.
- J.P. Morgan Securities LLC ("JPMS"), one of our affiliates, worked with S&P in developing the guidelines and policies governing the compositions and calculation of the Index. The policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the Indices. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions
Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

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- The S&P 500® Dividend Aristocrat Risk Control 8% Excess Return Index | Index Family : Risk Control (US)

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Asset Class	Equities	**Region**	Americas	**Strategy Style**	Other	**Return Style**	Long Only	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	SPXD8UE	**Historical Inception Date**	29-Dec-1998	**Index Live Date**	25-Aug-2010	**Reuters ID**			

Description: The S&P 500® Divident Aristocrat Risk Control 8% Excess Return Index provides investors with exposure to the S&P 500® Dividend Aristocrats Total Return Index via a volatility control mechanism that targets 8% volatility by adjusting its exposure to the S&P 500® Dividends Aristocrats Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

SPXD8UE Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways. The Index began publishing on August 25, 2010 and, therefore, has a limited history. Standard & Poor Financial Services LLP ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints, fees and other costs.
- The Index may not be successful, may not outperform the S&P 500® Dividend Aristocrats Total Return Index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P 500® Dividend Aristocrats Total Return Index or any alternative strategy that might be employed to reduce the level of risk of the S&P 500® Dividend Aristocrats Total Return Index. We also can give no assurance that the Index will achieve its target volatility of 8%.
- The Index is not a total return index, and is subject to short-term money market fund borrowing costs. As an "excess return" index, the S&P 500® Dividend Aristocrats Risk Control 8% Excess Return Index calculates the return on a leveraged or deleveraged investment in the S&P 500® Dividend Aristocrats Total Return Index where the investment was made through the use of borrowed funds. Investments linked to this "excess return" index, which represents an unfunded position in the S&P 500® Dividend Aristocrats Total Return Index, will be subject to short-term money market fund borrowing costs and will not include the "total return" feature or the cash component of the "total return" index, which represents a funded position in the S&P 500® Dividend Aristocrats Total Return Index.
- The Index represents portfolios consisting of the S&P 500® Dividend Aristocrats Total Return Index and a borrowing cost component accruing interest based on a synthetically rolling 3-month bond with reference to the 2-month and 3-month U.S. LIBOR rates. The Index dynamically adjusts its exposures to the S&P 500® Dividend Aristocrats Total Return Index based on the S&P 500® Dividend Aristocrats Total Return Index's historic volatility. The Index's exposure to the S&P 500® Dividend Aristocrats Total Return Index will decrease when historical volatility causes the risk level of the S&P 500® Dividend Aristocrats Total Return Index to reach a high threshold. If, at any time, the Index exhibits low exposure to the S&P 500® Dividend Aristocrats Total Return Index and the S&P 500® Dividend Aristocrats Total Return Index subsequently appreciates significantly, the Index will not participate fully in this appreciation.
- J.P. Morgan Securities LLC ("JPMS"), one of our affiliates, worked with S&P in developing the guidelines and policies governing the compositions and calculation of the Index. The policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the Indices. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

2013	4.19	1.16	3.14	1.10	1.87	---	---	---	---	---	---	---	11.95
2012	---	---	---	---	-4.47	2.13	1.03	1.44	1.96	-1.69	0.08	0.81	7.00

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

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Asset Class	Equities	**Region**	Americas	**Strategy Style**	Other	**Return Style**	Long Only	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Excess Return	**Bloomberg ID**	SPXT10UE	**Historical Inception Date**	31-Dec-1998	**Index Live Date**	14-May-2009	**Reuters ID**			

Description: The S&P 500® Risk Control 10% Excess Return Index (the "Index") provides investors with exposure to broad U.S. equities with the potential for greater stability and lower overall risk when compared to the S&P 500® Total Return Index.

SUMMARY ANALYSIS & COMPARISIONS DOCUMENTS

Strategy Guide

SPXT10UE Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.

Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.

Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.

End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immedistely preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history and may perform in unexpected ways — the Index began publishing on May 13, 2009 and, therefore, has a limited history. Standard & Poorss Financial Services LLC ("S&P") has calculated the returns that hypothetically might have been generated had the Index existed in the past, but those calculations are subject to many limitations and do not reflect actual trading, liquidity constraints and other costs.
- The Index may not be successful, may not outperform the Underlying Index and may not achieve its target volatility. No assurance can be given that the volatility strategy will be successful or that the Index will outperform the S&P500℠ Total Return Index ("the Underlying Index") or any alternative strategy that might be employed to reduce the level of risk of the Underlying Index. We also can give you no assurance that the Index will achieve its target volatility of 10%.
- The Index is not a total return index and is subject to short-term money market fund borrowing costs. As an "excess return" index, the Index calculates the return on a leveraged or deleveraged investment in the Underlying Index where the investment was made through the use of borrowed funds. Investments linked to this "excess return" index, which represents an unfunded position in the Underlying Index, will be subject to short-term money market fund borrowing costs and will not include the "total return" feature or the cash component of the "total return" index, which represents a funded position in the Underlying Index.
- The Index represents a portfolio consisting of the Underlying Index and a borrowing cost component accruing interest based on U.S. overnight LIBOR. The Index dynamically adjusts its exposure to the Underlying Index based on the Underlying Index's historic volatility. The Index's exposure to the Underlying Index will decrease when historical volatility causes the risk level of the Underlying Index to reach a high threshold. If, at any time, the Index exhibits low exposure to the Underlying Index and the Underlying Index subsequently appreciates significantly, the Index will not participate fully in this appreciation.
- J.P. Morgan Securities LLC ("JPMS"), one of our affiliates, worked with S&P in developing the guidelines and policies governing the compositions and calculation of the Index. The policies and judgments for which JPMS was responsible could have an impact, positive or negative, on the level of the Indices. JPMS is under no obligation to consider your interests as an investor.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2013	-3.69	-2.07	1.11	-2.84	0.67	---	---	---	---	---	---	---	-6.72
2012	---	---	---	---	-1.16	1.06	0.23	2.38	-2.26	-6.69	-0.25	-3.15	-9.91

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has limited operating history.
- The level of the Index incorporates the daily deduction of (a) an adjustment factor of 0.75% per annum (the "index fee") and (b) a "daily rebalancing adjustment amount" that is equal to the sum of (1) a rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index), applied to the aggregate notional amount of each of the VIX futures contracts hypothetically traded that day and (2) an additional amount equal to the rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the amount of the change, if any, in the level of the exposure to the synthetic short position. Unlike the index fee, the rebalancing adjustment factor is not a per annum fee. The level of the Index and the value of the notes will be adversely affected, perhaps significantly, if the performance of the synthetic long position and the contingent synthetic short position in the relevant VIX futures contracts, determined based on the official settlement prices of the relevant VIX futures contracts, is not sufficient to offset the daily deduction of the index fee and the daily rebalancing adjustment amount.
- The daily rebalancing adjustment amount is likely to have a substantial adverse effect on the level of the Index.
- The Index may not be successful and may not outperform any alternative strategy.
- Strategies that provide exposure to equity volatility, which are subject to significant fluctuations, are not suitable for all investors. You should actively manage any investment in the Index.
- When the synthetic short position is activated, your return on the notes is dependent on the net performance, not the absolute performance, of the long and short positions.
- Due to the time lag inherent in the Index, the exposure to the synthetic short position may not be adjusted quickly enough to offset loss or generate profit.
- Because exposure to the synthetic short position is adjusted only if the applicable conditions are satisfied for three consecutive business days, the exposure to the synthetic short position may not be adjusted during non-trending market conditions.
- The Index level may not increase even when the synthetic long position or the synthetic short position, when activated, generates a positive return.
- You may lose some or all of your investment in the strategy because there are no limits on losses related to the short position embedded in the Index and changes in the prices of the underlying VIX futures contracts may reduce the level of the Index.
- The Index comprises only notional assets and liabilities.
- The Index is an excess return index and reflects the performance of an uncollateralized investment in futures contracts.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and may adjust the Index in a way that affects its level.
- The Index is subject to risks associated with futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has limited operating history.
- The level of the Index incorporates the daily deduction of (a) an adjustment factor of 0.75% per annum (the "index fee") and (b) a "daily rebalancing adjustment amount" that is equal to the sum of (1) a rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index), applied to the aggregate notional amount of each of the VIX futures contracts hypothetically traded that day and (2) an additional amount equal to the rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the amount of the change, if any, in the level of the exposure to the synthetic short position. Unlike the index fee, the rebalancing adjustment factor is not a per annum fee. The level of the Index and the value of the notes will be adversely affected, perhaps significantly, if the performance of the synthetic long position and the contingent synthetic short position in the relevant VIX futures contracts, determined based on the official settlement prices of the relevant VIX futures contracts, is not sufficient to offset the daily deduction of the index fee and the daily rebalancing adjustment amount.
- The daily rebalancing adjustment amount is likely to have a substantial adverse effect on the level of the Index.
- The Index may not be successful and may not outperform any alternative strategy.
- Strategies that provide exposure to equity volatility, which are subject to significant fluctuations, are not suitable for all investors. You should actively manage any investment in the Index.
- When the synthetic short position is activated, your return on the notes is dependent on the net performance, not the absolute performance, of the long and short positions.
- Due to the time lag inherent in the Index, the exposure to the synthetic short position may not be adjusted quickly enough to offset loss or generate profit.
- Because exposure to the synthetic short position is adjusted only if the applicable conditions are satisfied for three consecutive business days, the exposure to the synthetic short position may not be adjusted during non-trending market conditions.
- The Index level may not increase even when the synthetic long position or the synthetic short position, when activated, generates a positive return.
- You may lose some or all of your investment in the strategy because there are no limits on losses related to the short position embedded in the Index and changes in the prices of the underlying VIX futures contracts may reduce the level of the Index.
- The Index comprises only notional assets and liabilities.
- The Index is an excess return index and reflects the performance of an uncollateralized investment in futures contracts.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and may adjust the Index in a way that affects its level.
- The Index is subject to risks associated with futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- J.P. Morgan Strategic Volatility Dynamic Index (Series 1) (USD) | Index Family : Strategic Volatility

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Asset Class	Volatility	**Region**	Americas	**Strategy Style**	Carry	**Return Style**	Directional Long/Short	**Index Type**	Enhanced Beta	**Currency**	USD
Return Type	Price Return	**Bloomberg ID**	JPUSSTVD	**Historical Inception Date**	20-Jun-2008	**Index Live Date**	31-Aug-2012	**Reuters ID**			

Description: The J.P. Morgan Strategic Volatility Dynamic Index (Series 1) (USD) aims to provide exposure to volatility via VIX futures contracts by combining a long position in VIX futures at the 4-month point on the VIX futures curve with a contingent, scaled short position in VIX futures at the 2-month point on the VIX futures curve. The Index targets a flat to positive sensitivity to volatility by (a) scaling the exposure to the short position, based on a measure of recent relative returns of the short position (assuming the synthetic short position is activated at all times) compared to the synthetic long position, in an attempt to avoid or mitigate the negative sensitivity to volatility that could result from constant 100% exposure to the synthetic short position and (b) progressively de-activating the synthetic short position under certain market conditions that are typical in a low-volatility environment.

SUMMARY | ANALYSIS & COMPARISIONS | DOCUMENTS

Strategy Guide

JPUSSTVD Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has limited operating history.
- The level of the Index incorporates the daily deduction of (a) an adjustment factor of 0.75% per annum (the "index fee") and (b) a "daily rebalancing adjustment amount" that is equal to the sum of (1) a rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index), applied to the aggregate notional amount of each of the VIX futures contracts hypothetically traded that day and (2) an additional amount equal to the rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the amount of the change, if any, in the level of the exposure to the synthetic short position. Unlike the index fee, the rebalancing adjustment factor is not a per annum fee. The level of the Index and the value of the notes will be adversely affected, perhaps significantly, if the performance of the synthetic long position and the contingent synthetic short position in the relevant VIX futures contracts, determined based on the official settlement prices of the relevant VIX futures contracts, is not sufficient to offset the daily deduction of the index fee and the daily rebalancing adjustment amount.
- The daily rebalancing adjustment amount is likely to have a substantial adverse effect on the level of the Index.
- The Index may not be successful and may not outperform any alternative strategy.
- Strategies that provide exposure to equity volatility, which are subject to significant fluctuations, are not suitable for all investors. You should actively manage any investment in the Index.
- When the synthetic short position is activated, your return on the notes is dependent on the net performance, not the absolute performance, of the long and short positions.
- Due to the time lag inherent in the Index, the exposure to the synthetic short position may not be adjusted quickly enough to offset loss or generate profit.
- Because exposure to the synthetic short position is adjusted only if the applicable conditions are satisfied for three consecutive business days, the exposure to the synthetic short position may not be adjusted during non-trending market conditions.
- The Index level may not increase even when the synthetic long position or the synthetic short position, when activated, generates a positive return.
- You may lose some or all of your investment in the strategy because there are no limits on losses related to the short position embedded in the Index and changes in the prices of the underlying VIX futures contracts may reduce the level of the Index.
- The Index comprises only notional assets and liabilities.
- The Index is an excess return index and reflects the performance of an uncollateralized investment in futures contracts.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and may adjust the Index in a way that affects its level.
- The Index is subject to risks associated with futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

2013	-0.04	-4.06	7.01	-4.73	1.57	---	---	---	---	---	---	---	-0.69
2012	---	---	---	---	-5.87	7.33	-2.40	5.75	-0.91	-5.58	3.09	-7.78	8.35

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has limited operating history.
- The level of the Index incorporates the daily deduction of (a) an adjustment factor of 0.75% per annum (the "index fee") and (b) a "daily rebalancing adjustment amount" that is equal to the sum of (1) a rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index), applied to the aggregate notional amount of each of the VIX futures contracts hypothetically traded that day and (2) an additional amount equal to the rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the amount of the change, if any, in the level of the exposure to the synthetic short position. Unlike the index fee, the rebalancing adjustment factor is not a per annum fee. The level of the Index and the value of the notes will be adversely affected, perhaps significantly, if the performance of the synthetic long position and the contingent synthetic short position in the relevant VIX futures contracts, determined based on the official settlement prices of the relevant VIX futures contracts, is not sufficient to offset the daily deduction of the index fee and the daily rebalancing adjustment amount.
- The daily rebalancing adjustment amount is likely to have a substantial adverse effect on the level of the Index.
- The Index may not be successful and may not outperform any alternative strategy.
- Strategies that provide exposure to equity volatility, which are subject to significant fluctuations, are not suitable for all investors. You should actively manage any investment in the Index.
- When the synthetic short position is activated, your return on the notes is dependent on the net performance, not the absolute performance, of the long and short positions.
- Due to the time lag inherent in the Index, the exposure to the synthetic short position may not be adjusted quickly enough to offset loss or generate profit.
- Because exposure to the synthetic short position is adjusted only if the applicable conditions are satisfied for three consecutive business days, the exposure to the synthetic short position may not be adjusted during non-trending market conditions.
- The Index level may not increase even when the synthetic long position or the synthetic short position, when activated, generates a positive return.
- You may lose some or all of your investment in the strategy because there are no limits on losses related to the short position embedded in the Index and changes in the prices of the underlying VIX futures contracts may reduce the level of the Index.
- The Index comprises only notional assets and liabilities.
- The Index is an excess return index and reflects the performance of an uncollateralized investment in futures contracts.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and may adjust the Index in a way that affects its level.
- The Index is subject to risks associated with futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions

Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has limited operating history.
- The level of the Index incorporates the daily deduction of (a) an adjustment factor of 0.75% per annum (the "index fee") and (b) a "daily rebalancing adjustment amount" that is equal to the sum of (1) a rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the aggregate notional amount of each of the VIX futures contracts hypothetically traded that day and (2) an additional amount equal to the rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the amount of the change, if any, in the level of the exposure to the synthetic short position. Unlike the index fee, the rebalancing adjustment factor is not a per annum fee. The level of the Index and the value of the notes will be adversely affected, perhaps significantly, if the performance of the synthetic long position and the contingent synthetic short position in the relevant VIX futures contracts, determined based on the official settlement prices of the relevant VIX futures contracts, is not sufficient to offset the daily deduction of the index fee and the daily rebalancing adjustment amount.
- The daily rebalancing adjustment amount is likely to have a substantial adverse effect on the level of the Index.
- The Index may not be successful and may not outperform any alternative strategy.
- Strategies that provide exposure to equity volatility, which are subject to significant fluctuations, are not suitable for all investors. You should actively manage any investment in the Index.
- When the synthetic short position is activated, your return on the notes is dependent on the net performance, not the absolute performance, of the long and short positions.
- Due to the time lag inherent in the Index, the exposure to the synthetic short position may not be adjusted quickly enough to offset loss or generate profit.
- Because exposure to the synthetic short position is adjusted only if the applicable conditions are satisfied for three consecutive business days, the exposure to the synthetic short position may not be adjusted during non-trending market conditions.
- The Index level may not increase even when the synthetic long position or the synthetic short position, when activated, generates a positive return.
- You may lose some or all of your investment in the strategy because there are no limits on losses related to the short position embedded in the Index and changes in the prices of the underlying VIX futures contracts may reduce the level of the Index.
- The Index comprises only notional assets and liabilities.
- The Index is an excess return index and reflects the performance of an uncollateralized investment in futures contracts.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and may adjust the Index in a way that affects its level.
- The Index is subject to risks associated with futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

JPMorgan.com | Terms & Conditions
Copyright © 2013 JPMorgan Chase & Co. All rights reserved.

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Asset Class	Volatility	**Region**	Americas	**Strategy Style**	Carry	**Return Style**	Directional Long/Short	**Index Type**	Alpha	**Currency**	USD
Return Type	Price Return	**Bloomberg ID**	JPUSSTVL	**Historical Inception Date**	19-Sep-2006	**Index Live Date**	30-Jul-2010	**Reuters ID**			

Description: The J.P. Morgan Strategic Volatility Index provides long exposure to VIX futures at the 2-month point, and aims to offset the "negative roll yield" often associated with a long VIX futures position by activating a short position in VIX futures at the 1-month point during certain market conditions that are typical in a low-volatility environment and to potentially profit from such short position, if activated.

SUMMARY ANALYSIS & COMPARISIONS DOCUMENTS

Strategy Guide

JPUSSTVL Strategy Guide

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has limited operating history.
- The level of the Index incorporates the daily deduction of (a) an adjustment factor of 0.75% per annum (the "index fee") and (b) a "daily rebalancing adjustment amount" that is equal to the sum of (1) a rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index), applied to the aggregate notional amount of each of the VIX futures contracts hypothetically traded that day and (2) an additional amount equal to the rebalancing adjustment factor of between 0.20% and 0.50% per day (depending on the level of the VIX Index) applied to the amount of the change, if any, in the level of the exposure to the synthetic short position. Unlike the index fee, the rebalancing adjustment factor is not a per annum fee. The level of the Index and the value of the notes will be adversely affected, perhaps significantly, if the performance of the synthetic long position and the contingent synthetic short position in the relevant VIX futures contracts, determined based on the official settlement prices of the relevant VIX futures contracts, is not sufficient to offset the daily deduction of the index fee and the daily rebalancing adjustment amount.
- The daily rebalancing adjustment amount is likely to have a substantial adverse effect on the level of the Index.
- The Index may not be successful and may not outperform any alternative strategy.
- Strategies that provide exposure to equity volatility, which are subject to significant fluctuations, are not suitable for all investors. You should actively manage any investment in the Index.
- When the synthetic short position is activated, your return on the notes is dependent on the net performance, not the absolute performance, of the long and short positions.
- Due to the time lag inherent in the Index, the exposure to the synthetic short position may not be adjusted quickly enough to offset loss or generate profit.
- Because exposure to the synthetic short position is adjusted only if the applicable conditions are satisfied for three consecutive business days, the exposure to the synthetic short position may not be adjusted during non-trending market conditions.
- The Index level may not increase even when the synthetic long position or the synthetic short position, when activated, generates a positive return.
- You may lose some or all of your investment in the strategy because there are no limits on losses related to the short position embedded in the Index and changes in the prices of the underlying VIX futures contracts may reduce the level of the Index.
- The Index comprises only notional assets and liabilities.
- The Index is an excess return index and reflects the performance of an uncollateralized investment in futures contracts.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the sponsor and calculation agent for the Index and may adjust the Index in a way that affects its level.
- The Index is subject to risks associated with futures contracts.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.